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                                                                    EXHIBIT 10.1

                    FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT


                  THIS FIRST AMENDMENT TO PARENT STOCK PLEDGE AGREEMENT (the "First Amendment"), dated as of June 24, 1999, made by MINIMED INC., a Delaware corporation (the "Pledgor"), in favor of ING (U.S.) CAPITAL LLC, a Delaware limited liability company ("ING"), as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties referenced herein..

                              W I T N E S S E T H:

                  A. The Pledgor and the Collateral Agent, for the benefit of the Secured Parties referenced therein entered into that certain Parent Stock Pledge Agreement dated as of May 18, 1999 (as amended, restated, modified or otherwise supplemented, the "Pledge Agreement"; capitalized terms used herein, unless otherwise defined herein shall have the meanings assigned to them in the Pledge Agreement); and

                  B. The Pledgor and the Collateral Agent agree to amend the terms and provisions of Pledge Agreement as more particularly described herein on the terms and conditions described herein;

                  NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged by it, and in order to induce the Secured Parties, in their various agent and individual capacities, to continue to make certain financial accommodations to the Pledgor and certain of its Subsidiaries pursuant to the Related Documents, the Pledgor agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows: :

         1. Amendment to Section 2.3 of the Pledge Agreement. Section 2.3 of the Pledge Agreement is hereby amended by deleting Section 2.3 in its entirety and substituting in lieu thereof the following Section 2.3:

                  "SECTION 2.3. Delivery of Pledged Property; Registration of Pledge, Transfer, Etc. All certificates and instruments representing or evidencing any Collateral, if any, including all Pledged Shares other than Pledged Shares of Dartec AB, a Swedish company and MiniMed International Inc., a Barbados company, shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank and, if such certificates and instruments are traded on a registered national security exchange and the Collateral Agent shall so request, with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company


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         having an office or correspondent in the United States. The Collateral
         Agent shall have the right, at any time without notice to the Pledgor after (i) the Collateral Agent reasonably determines in good faith that such action is required to protect or perfect the interest of the Secured Parties in the Pledged Collateral or (ii) upon the occurrence and during the continuation of an Event of Default, to transfer to, or to register in the name of the Collateral Agent or any of its nominees, any or all of the Pledged Shares, subject only to the revocable rights of the Pledgor specified in Section 4.6. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments in its possession representing or evidencing any Pledged Shares for certificates or instruments of smaller or larger denominations."

         2. Amendment to Schedule I of the Pledge Agreement. Subject to the terms and conditions of this First Amendment, the Pledge Agreement shall be modified and amended by deleting Attachment I attached to the Pledge Agreement in its entirety and by substituting in lieu thereof Attachment I attached hereto.

         3. No Other Amendments. Except for the amendments expressly set forth and referred to above, the Pledge Agreement shall remain unchanged and in full force and effect. Nothing in this First Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Secured Obligations or to modify, affect or impair the perfection or continuity of the Collateral Agent's security interests in, security titles to or other liens on any Pledged Property for the Secured Parties. The Pledgor hereby confirms and reaffirms its pledge of the Pledged Property to the Collateral Agent.

         4. Representations and Warranties. To induce Collateral Agent, to enter into this First Amendment on behalf of the Secured Parties, the Pledgor does hereby warrant, represent and covenant to the Collateral Agent that: (a) each representation or warranty of the Pledgor set forth in the Related Documents, is hereby restated and reaffirmed as true and correct in all material respects on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date as defined under the Related Documents; and (b) the Pledgor has the power and is duly authorized to enter into, deliver and perform this First Amendment, and this First Amendment is the legal, valid and binding obligation of the Pledgor enforceable against it in accordance with its terms.

         5. Miscellaneous.

         (a) Binding Effect. This First Amendment shall become effective when it shall have been executed by Pledgor and thereafter shall be binding upon Pledgor and shall inure to the benefit of the Collateral Agent and the Secured Parties. Upon the effectiveness of this First Amendment, this First Amendment shall be deemed to be a part of and shall be subject to all the terms and conditions of the Pledge Agreement.


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         (b) Governing Law. THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         (c) Execution in Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed as of the date first above written.


                            MINIMED INC., as Pledgor


                            By: /s/ TERRANCE H. GREGG
                               -----------------------------------
                                Name: Terrance H. Gregg
                                Title: President



                            ING (U.S.) CAPITAL LLC, as Collateral Agent


                            By: /s/ DARREN WELLS
                               -----------------------------------
                                Name: Darren Wells
                                Title: Managing Director

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                                                                    ATTACHMENT 1
                                          (to the Parent Stock Pledge Agreement)


                             INITIAL PLEDGED SHARES
                             ----------------------


                         PART A - DOMESTIC SUBSIDIARIES
                         ------------------------------

                                                                Class of        Number of        Certificate
   Issuer                                                     Capital Stock      Shares           Number(s)
   ------                                                     -------------     ---------        -----------
MiniMed Development Corp.,                                        Common          10,000               1
a Delaware corporation

MiniMed Distribution Corp.,                                       Common             500               1
a Delaware corporation


                          PART B - FOREIGN SUBSIDIARIES
                          -----------------------------

                                                                Class of        Number of        Certificate
   Issuer                                                     Capital Stock      Shares            Number(s)
   ------                                                     -------------     ---------        -----------
MiniMed Gmbh, Germany                                             N/A             0.65               N/A

MiniMed SA, France                                                N/A             8                  N/A

Dartec AB, Sweden                                                 Common          1,400              1-1,400

MiniMed International Inc., Barbados                              Common          650                1

[Note: the Pledged Shares of MiniMed Gmbh, MiniMed SA, Dartec AB, and MiniMed International Inc. constitute approximately sixty five percent (65%) of each class of the issued and outstanding stock of each such company.]